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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                    4/27/00


                             REDOX Technology Corp.
             (Exact name of registrant as specified in its charter)


                Delaware              033-22142-FW          55-0681106
                --------              ------------          ----------
     (State of Jurisdiction of       (File Number)           (Federal
   incorporation or organization)                          Identification
                                                              Number)



                     340 N. Sam Houston Pkwy. E., Suite 250
                              Houston, Texas 77060
                          ---------------------------
    (Address of principal Executive Offices and principal place of business)


                                 (281) 445-0020
              (Registrant's telephone number, including area code)


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                                 ITEMS REPORTED

ITEM 5.  OTHER EVENTS

On April 27, 2000, Clifford Jones, III, tendered his resignation, effective on that date, from the Board of Directors of the Registrant. A Board of Directors meeting will be scheduled to fill the vacancy and to transact such other business as may properly be before the Board.

ITEM 5.  OTHER EVENTS

A press release regarding the commencement of prototype battery development was sent by facsimile transmission to various business and general news wire services (5/18/2000)

(See Exhibit 99.1)

ITEM 7. FINANCIALS

           (C) Exhibits

               99.1 Press Release from ReDOX Technology Corporation (5/18/2000).



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                                   SIGNATURES


Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             REDOX TECHNOLOGY CORP.
                                                  (Registrant)



DATE:     5/16/00                      By: /s/ Clifton Douglas
                                          ----------------------------
                                          Clifton Douglas
                                          Secretary/Director






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                                 EXHIBIT INDEX


       99.1 Press Release from ReDOX Technology Corporation (5/18/2000).